UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 8, 2005
Front Range Capital Corporation

(Exact name of registrant as specified in its charter)

Colorado	333-40028	84-0970160

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent, Suite 600, Broomfield, Colorado		80021

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 926-0300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04: Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement
Item 7.01: Regulation FD Disclosure
Item 9.01: Financial Statements and Exhibits
Press Release

Item 2.04: Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement
Pursuant to the Indenture dated December 28, 2000, between Front Range Capital Corporation (the “Company”) and Wilmington Trust Company (“Trustee”), the Company gave notice on November 10, 2005, to the Trustee of its intention to redeem on December 28, 2005, all $9,485,000 aggregate principal amount of the 11% junior subordinated debentures due 2030 (the “Debentures”) held by Front Range Capital Trust I (the “Trust”). The redemption price is 100% of the principal amount, or $9,485,000, plus aggregate unpaid interest of $247,377.77 through December 28, 2005. The Indenture is incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form SB-2 (file no. 333-4028) filed with the Securities and Exchange Commission on June 23, 2000.
As a result of the redemption of the Debentures and pursuant to the Amended and Restated Trust Agreement between the Company, the Trustee and the administrative trustees named therein, the Trustee will notify the holders of the trust preferred securities (the “Trust I Securities”) issued by the Trust that the Trust I Securities will be redeemed on December 28, 2005. The Company will use the proceeds from the issuance of a new series of trust preferred securities on November 8, 2005, described below, to pay the redemption price of the Debentures. Following the redemption, the Company’s capital ratios will continue to comply with all applicable regulatory capital requirements. The capital ratios of the Company’s wholly-owned bank subsidiary, Heritage Bank, will continue to be considered “well capitalized” for regulatory purposes.
On November 10, 2005, the Company announced the redemption of the Trust I Securities issued by the Trust. A copy of the press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 7.01: Regulation FD Disclosure
On November 8, 2005, the Company’s newly-formed subsidiary business trust, Front Range Capital Trust II, completed the issuance and sale of Fixed/Floating Rate Capital Securities with an aggregate principal amount of $9,200,000 (“Trust II Preferred Securities”). The Trust II Preferred Securities mature on February 23, 2036, are redeemable at the Company’s option beginning February 23, 2011 and require quarterly distributions of interest by the trust to the holder of the Trust II Preferred Securities. The proceeds from the offering of the Trust II Preferred Securities will be used to redeem the Trust I Securities. See Item 2.04 above for a discussion of the Company’s redemption of the Debentures and the related redemption of the Trust I Securities, which is incorporated by reference herein.
On November 10, 2005, the board of directors of the Company announced the issuance and sale of the Trust II Preferred Securities and the redemption of the Trust I Securities. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01: Financial Statements and Exhibits
(c)	Exhibits
4.1	Indenture (incorporated by reference to the Registration Statement of Front Range Capitial Corporation on Form SB-2 (file no. 333-4028) filed with the Securities and Exchange Commission on June 23, 2000).

99.1	Press Release dated November 10, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FRONT RANGE CAPITAL CORPORATION
Date: November 10, 2005	By:	/s/ William A. Mitchell, Jr.
William A. Mitchell, Jr.
President and Chairman

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Indenture (incorporated by reference to the Registration Statement of Front Range Capital Corporation on Form SB-2 (file no. 333-4028) filed with the Securities and Exchange Commission on June 23, 2000).

99.1	Press release dated November 10, 2005